EXHIBIT 23.1




            Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated August 2, 1996, included in Lincoln Snacks Company's Form 10-K for the fiscal year ended June 30, 1996, into the Company's previously filed Registration Statement on Form S-8
(File No. 33-99404) and Registration Statement on Form S-3 (File
No. 33-99402).


                                     /s/ Arthur Andersen LLP
                                     Arthur Andersen LLP


Stamford, Connecticut
April 11, 1997